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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 1997

                            CORONADO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

  NEVADA                           33-33042-NY                       223161629

(State or other                   (Commission File                 (IRS Employer
  Jurisdiction of                     Number)                     Identification
  Incorporation)                                                       Number)


      16929 East Enterprise Drive, Suite 202, Fountain Hills, Arizona 85268
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (602) 837-6810

                                       N/A
          (Former name or former address, if changed since last report)

                                     Total number of pages including exhibits: 4
                                                        Exhibit index on page: 2
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits                                                          Page:

         (16)     Letters Regarding Change in Certifying Accountant

                  16.2 Response letter of former certifying accountant Hobe & Lucas of Independence, Ohio to disclosures in the Company's Form 8-K, filed February 3, 1997 and Form 8-K/A,
                                 filed February 13, 1997.......................3



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORONADO INDUSTRIES, INC.
                                        a Nevada corporation
                                         (Registrant)


FEBRUARY 24, 1997                       By:      /s/ Gary R. Smith
                                                 ---------------------------
                                                 Gary R. Smith, President
                                                  (Signature)

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                                  EXHIBIT 16.2

                Response Letter from Former Certifying Accountant

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